AGREEMENT REGARDING ASSIGNMENTS OF CERTAIN MAINTENANCE AGREEMENTS, THE PURCHASE OF CERTAIN ASSETS, AND RELATED MATTERS BY AND BETWEEN AEGIS ENERGY SERVICES LLC, AS ASSIGNOR & SELLER AND TECOGEN INC., AS ASSIGNEE & PURCHASER DATED AS OF MARCH 15, 2023

AGREEMENT REGARDING THE ASSIGNMENT OF CERTAIN MAINTENANCE AGREEMENTS, THE PURCHASE AND SALE OF CERTAIN ASSETS, AND RELATED MATTERS THIS AGREEMENT (this “Agreement”), dated as of March 15, 2023, is made by and between Aegis Energy Services LLC, a Delaware limited liability company (“Aegis”), and Tecogen Inc., a Delaware corporation (“Tecogen”). Aegis and Tecogen are referred to herein from time to time as a “Party” and collectively as the “Parties.” Capitalized terms used and not otherwise defined herein have the meanings set forth in Article I below. WHEREAS, Aegis is a party to certain Maintenance Agreements (the “Maintenance Agreements”) pursuant to which Aegis provides maintenance services with respect to the cogeneration equipment described in the Maintenance Agreements, and is the owner of the certain vehicles and Inventory used or usable in connection with the performance of such maintenance services; WHEREAS, Tecogen is in the business of providing maintenance services relating to cogeneration equipment and desires to assume the rights and obligations of Aegis pursuant to the Maintenance Agreements and purchase the Assets to be used to provide such maintenance services; WHEREAS, the Parties desire to permit Tecogen to employ certain employees (the “Employees”) following the Closing in order to support the performance of maintenance services pursuant to the Maintenance Agreements; and WHEREAS, the Parties have agreed that Aegis will provide certain transitional services relating to the management and billing for services provided pursuant to the Maintenance Services Agreements as described herein, NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be bound hereby, agree as follows: ARTICLE I DEFINITIONS 1.01 Definitions. For purposes hereof, the following terms when used herein shall have the respective meanings set forth below: “Affiliate” of any particular Person means any other Person controlling, controlled by or under common control with such particular Person, where “control” means the possession, directly or indirectly, of the power to direct the management and policies of a Person whether through the ownership of voting securities, contract or otherwise. “Assets” means the vehicles identified in the Disclosure Schedules, and to the extent Tecogen elects to purchase such items, the Inventory.

-2- “Assignment of Maintenance Agreement” means an Assignment by Aegis to Tecogen of the rights and obligations of Aegis pursuant to the Maintenance Agreements as contemplated by an assignment in the form of Exhibit A hereto and in form and substance satisfactory to Tecogen. “Assumed Liabilities” means all liabilities arising under the Maintenance Agreements on or after the Effective Date. “Business Day” means a day which is neither a Saturday or Sunday, nor any other day on which banking institutions in New York, New York are authorized or obligated by Law to close. “Cash” means cash and cash equivalents determined in accordance with GAAP. “Code” means the Internal Revenue Code of 1986, as amended. “Contract” means any legally binding agreement, contract, arrangement, lease, loan agreement, security agreement, license, indenture or other similar instrument or obligation to which the party in question is a party or by which a party or its assets is bound, whether oral or written. “Disclosure Schedules” means the schedule of disclosures provided by Aegis to Tecogen not less than two (2) days prior to the Closing which provides information regarding certain representations and warranties set forth in this Agreement. “Environmental Laws” means all Laws (including all agreements with any Governmental Entity) relating to the protection or preservation of human health, safety or the environment, including, without limitation: (a) all Laws that control, govern, limit, prohibit, regulate or otherwise relate to any hazardous materials or substances; (b) all Laws relating to the protection or preservation of occupational health and safety; and (c) all Laws relating to the labeling, notice or disclosure of hazardous materials or substances. Without limiting the generality of the foregoing, the term Environmental Laws includes, without limitation, each of the following statutes and the regulations promulgated thereunder, as well all similar state, local or foreign Laws, each including all implementing Laws and legal requirements and as may be amended from time to time: the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, the Resource Recovery and Conservation Act of 1976, the Federal Water Pollution Control Act, the Safe Drinking Water Act, the Solid Waste Disposal Act, the Clean Air Act, the Hazardous Materials Transportation Act, and the Clean Water Act. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended. “ERISA Affiliate” shall mean each Subsidiary and any person or entity under common control with Aegis within the meaning of Section 414(b), (c), (m) or (o) of the code and the regulations issued thereunder. “Exchange Act” means the Securities Exchange Act of 1934, as amended. “Fundamental Representations” means the representations and warranties of the Aegis set forth in Section 3.01 (Organization and Authority), Section 3.02 (No Conflicts; Consents), Section 3.06 (Tax Matters), and Section 3.20 (No Brokers). “GAAP” means United States generally accepted accounting principles consistently applied. “Governmental Entity” means any federal, national, state, foreign, provincial, local or other government or any governmental, regulatory, administrative or self-regulatory authority, agency, bureau, board,

-3- commission, court, judicial or arbitral body, department, political subdivision, tribunal or other instrumentality thereof. “Indebtedness” means, with respect to a Person, the indebtedness (including unpaid interest, fees, expenses, prepayment charges or premium thereon), without duplication, (a) in respect of borrowed money or for the deferred Purchase Price of products or services; (b) as may be evidenced by any note, bond, debenture or other debt security; (c) in respect of obligations for the reimbursement of any obligor for amounts drawn on any letter of credit, banker’s acceptance or similar transaction; (d) all obligations arising out of any financial hedging, swap or other similar arrangement; (e) any Unpaid Pre-Closing Taxes; and (f) guarantees of obligations of the type described above. “Inventory” means the inventory of raw materials, work-in-process, finished goods and merchandise, spare parts, packaging and other supplies related thereto usable in connection with the provision of maintenance services pursuant to the Maintenance Agreements identified on a list of inventory in the Disclosure Schedules. “Knowledge of Aegis” or “Known to Aegis” means the actual knowledge of Aegis and such knowledge that Aegis would reasonably be expected to have after conducting a due and diligent inquiry. “Law” means any code, decree, directive, guidance, injunction, judgment, law, regulation, rule, statute, treaty or requirement of any Governmental Entity. “Liabilities” means all indebtedness, obligations and other liabilities of a Person any nature (including any unknown, undisclosed, unasserted, or contingent), regardless of whether such indebtedness, obligation, or liability would be required to be disclosed on a balance sheet prepared in accordance with generally accepted accounting principles and regardless of whether such debt, obligation, or liability is immediately due and payable. “Liens” means liens, pledges, mortgages, security interests, attachments, restrictions, levies, encumbrances, and other charges or encumbrances of any kind or character whatsoever. “Losses” means all losses, Liabilities, lost profits, diminutions of value, damages, penalties, fines, costs, amounts paid in settlement, Liabilities, Taxes, losses, expenses and fees, including court costs and attorneys’ and other professionals’ fees and expenses and any other costs of enforcing an Indemnified Party’s rights under this Agreement; provided, Losses does not include, and no Indemnified Party shall be entitled to seek or recover any incidental or consequential damages, or any punitive damages (unless payable to a third- party in connection with a third-party claim). “Maintenance Agreements” means the Maintenance Agreements delivered by Aegis to Tecogen prior to the Closing relating to the performance of maintenance services for the cogeneration equipment identified in the Disclosure Schedules. “Material Adverse Effect” means any event, occurrence, fact, condition or change that is, or could reasonably be expected to become, individually or in the aggregate, materially adverse to (a) the business, results of operations, condition (financial or otherwise) of Aegis or the Assets, or (b) the ability of Aegis to consummate the transactions contemplated by the Transaction Documents on a timely basis; provided, that “Material Adverse Effect” shall not include any event, occurrence, fact, condition or change, directly or indirectly, arising out of or attributable to: (i) general economic or political conditions; (ii) conditions generally affecting the industries in which Aegis operates; (iii) any changes in financial or securities markets in general; (iv) acts of war (whether or not declared), armed hostilities or terrorism, or the escalation or worsening thereof;

-4- (v) any action required or permitted by this Agreement, except pursuant to Section 3.02; (vi) any changes in applicable Laws or accounting rules, including GAAP; or (vii) the public announcement, pendency or completion of the transactions contemplated by this Agreement; provided further, that any event, occurrence, fact, condition or change referred to in clauses (i) through (iv) immediately above shall be taken into account in determining whether a Material Adverse Effect has occurred or could reasonably be expected to occur to the extent that such event, occurrence, fact, condition or change has a disproportionate effect on Aegis compared to other participants in the industries in which Aegis conducts its businesses. “Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, a Governmental Entity or any other entity. “Post-Closing Consideration” is defined in Exhibit C hereto. “Pre-Closing Tax Period” means any taxable period ending on or before the Closing Date and, with respect to any taxable period beginning before and ending after the Closing Date, the portion of such taxable period ending on and including the Closing Date. “Pre-Closing Taxes” means Taxes of Aegis for any Pre-Closing Tax Period. “Purchase Price” means an aggregate amount of Cash consideration payable hereunder for the assignment of the Maintenance Agreements to Tecogen and the purchase of the Assets by Tecogen, if, as and when payable as described in Section 2.04 hereof without interest. “Representative” means, with respect to a Person, such Person’s managers, managing members, officers, directors, employees, investment bankers, attorneys, accountants, consultants or other agents or advisors. “Straddle Period” is defined in Section 7.03. “Subsidiary” means, with respect to any Person, any corporation of which a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of such Person or a combination thereof, or any partnership, association or other business entity of which a majority of the partnership or other similar ownership interest is at the time owned or controlled, directly or indirectly, by such Person or one or more Subsidiaries of such Person or a combination thereof. “Tax” or “Taxes” means (i) any and all U.S. federal, state, local and non-U.S. taxes, assessments, levies, tariffs, duties or other charges or impositions in the nature of a tax (together with any and all interest, penalties, additions to tax and additional amounts, whether disputed or not, imposed with respect thereto) imposed by any Governmental Entity, including net income, estimated income, gross income, gross receipts, profits, business, license, occupation, franchise, capital stock, property (real, tangible or intangible), sales, use, ad valorem, transfer, value added, built-in gain, registration, escheat, employment or unemployment, social security, health, payroll, disability, severance, alternative or add-on minimum, customs, excise, stamp, environmental, windfall profit, commercial rent or withholding taxes, (ii) any liability for the payment of any amounts of the type described in clause (i) of this sentence as a result of being a member of an affiliated, consolidated, combined, unitary or aggregate group for any Tax period, and (iii) any liability for the payment of any amounts of the type described in clause (i) or (ii) of this sentence as a result of being a transferee of or

-5- successor to any Person, as a result of any express or implied obligation to assume such Taxes or to indemnify any other Person, or by Contract or operation of Law. “Tax Claim” has the meaning set forth in Section 7.04. “Tax Returns” means any return, report, information return or other document (including schedules, attachments or any related or supporting information and amendments) required to be prepared or filed with any Governmental Entity or other authority in connection with the determination, assessment or collection of any Tax or the administration of any Laws or administrative requirements relating to any Tax. “Transaction Documents” means this Agreement and all other agreements, instruments, certificates and other documents to be entered into or delivered by any Party, pursuant to any of the foregoing, including, but not limited to this Agreement, any Assignment Agreement, and the Management Agreement. “Transfer” means any sale, exchange, transfer, gift, encumbrance, assignment, pledge, mortgage, hypothecation or other disposition, whether voluntary or involuntary. 1.02 Other Definitional Provisions. (a) Accounting Terms. Accounting terms that are not otherwise defined in this Agreement have the meanings given to them under GAAP. To the extent that the definition of an accounting term defined in this Agreement is inconsistent with the meaning of such term under GAAP, the definition set forth in this Agreement shall control. (b) Successor Laws. Any reference to any particular code section or Law shall be interpreted to include any revision of or successor to that section regardless of how it is numbered or classified. ARTICLE II ASSIGNMENT OF MAINTENANCE AGREEMENTS; TRANSFER OF ASSETS; EMPLOYEES 2.01 Assignment of Maintenance Agreements. On the terms and subject to the conditions of this Agreement, Aegis shall Transfer, convey, assign and deliver to Tecogen, and Tecogen shall assume, at the Closing (as defined below), Aegis’ rights and obligations pursuant to Maintenance Agreements for the cogeneration equipment identified in the Disclosures Schedules consisting of Two Hundred and Two (202) cogeneration units. Cogeneration units covered by Maintenance Agreements that may be assigned by Aegis to Tecogen only with the consent of a third party shall be assigned and assumed upon execution of the applicable consent. Tecogen shall also have the right to assume, on the same terms and conditions as those set forth herein, or as otherwise agreed by Aegis and Tecogen, effective December 31, 2023 or at such other date(s) as Aegis and Tecogen agree, such other maintenance agreements for cogeneration equipment that Aegis is permitted to assign to a third party in accordance with the terms of such maintenance agreements. Aegis shall have not obligation to assign, and Tecogen shall have no obligation to assume, any maintenance agreements for cogeneration equipment that Aegis determines, in its sole and absolute discretion, not to designate as being available for Tecogen to assume. Aegis shall identify all maintenance service fees prepaid by customers for services to be provided by Aegis pursuant to the Maintenance Agreements, and to the extent that Aegis has not provided services for such

-6- prepayments, Aegis shall pay Tecogen an amount equal to the portion of such prepaid amounts attributable to services to be provided after the Closing. Following the Closing, for the period until the anniversary of the expiration or termination of the relevant Maintenance Agreement, Aegis shall not seek to perform maintenance services for customers who are parties to the Maintenance Agreements without the prior written consent of Tecogen. 2.02 Purchase and Sale of Assets. On the terms and subject to the conditions of this Agreement, at the Closing (as defined below) Aegis shall sell, Transfer, convey, and deliver to Tecogen, and Tecogen shall acquire, the Assets, free and clear of all Liens. For the purchase of the vehicles identified in the Disclosure Schedules, at the Closing Tecogen shall pay to Aegis One Hundred Seventy Thousand Dollars ($170,000). Tecogen shall purchase some or all of the Inventory (including inventory located within the vehicles transferred to Tecogen at Closing) consisting of inventory with an aggregate Purchase Price of not less than Three Hundred Thousand Dollars ($300,000) during the period from the Closing through June 30, 2023 (the “Interim Period”). Tecogen shall pay to Aegis for such items of Inventory amounts equal to the amount that Tecogen pays vendors for such items of Inventory, payable by way of credits against Aegis purchases of Tecogen equipment. Tecogen shall have the right to purchase some or all of the Inventory identified in the Disclosure Schedules, and to the extent that it elects to do so, Tecogen shall pay to Aegis for such Inventory the Purchase Prices for such inventory items set forth therein by way of credits against Aegis purchases of Tecogen equipment during the period between the Closing and June 30, 2023 (the “Interim Period”), in amounts agreed by Aegis and Tecogen for the purchase of such Tecogen equipment, and to the extent that the Purchase Price for the Inventory purchased by Tecogen has not been paid in full as described herein, Tecogen shall pay the balance due in Cash on or before July 31, 2023. During the Interim Period Aegis shall retain in secure locations, and permit Tecogen to access, purchase, and take possession of, Inventory provided that Tecogen provides Aegis with reasonable notice of its intention to access, purchase, and take possession of some or all of such Inventory. During the Holding Period, Aegis shall use commercially reasonable efforts to assist Tecogen in identifying and purchasing additional products, parts, components, and supplies currently in Aegis equipment included in the Assets or required in connection with the performance of maintenance services under the Maintenance Agreements. After the Interim Period, Aegis shall have the right, in its sole and absolute discretion, to liquidate, sell, scrap or otherwise dispose of any Inventory not purchased by Tecogen during the Interim Period. 2.03 Closing. The closing of the transactions contemplated by this Agreement (the “Closing”) shall take place on the first (1st) Business Day following full satisfaction or due waiver of all of the closing conditions set forth in Article V hereof (other than those to be satisfied at the Closing itself, but subject to the satisfaction or waiver of such conditions) or on such other date and/or time as is mutually agreeable to Tecogen and Aegis. The date upon which the Closing occurs is referred to herein as the “Closing Date.” The Parties shall use commercially reasonable efforts to complete the Closing effective April 1, 2023. Aegis shall transfer to Tecogen within thirty (30) days after the Closing all prepayments for maintenance services pursuant to the Maintenance Agreements assumed by Tecogen pursuant to this Agreement to the extent that such prepayments are for services to be provided during the period following the Closing under the Maintenance Agreements assumed by Tecogen.

-7- 2.04 Post-Closing Consideration. Following the Closing, in addition to the amounts set forth herein for the purchase of Assets, Tecogen shall pay to Aegis the consideration set forth on Exhibit C consisting of a portion of the amounts collected by Tecogen in connection with the performance by Tecogen of maintenance services pursuant to the Maintenance Agreements during the periods identified thereon. 2.05 Aegis Employees; Non-Solicitation and Non-Hire. Effective as of the time of the Closing, Tecogen shall offer employment to eight Aegis employees previously agreed by Aegis and Tecogen to provide services pursuant to the Maintenance Agreements. The terms of employment by Tecogen shall be the same or better than such employees’ terms of employment with Aegis immediately prior to the Closing. For a period of two (2) years after the Closing, neither Party shall, directly or indirectly, without the written consent of the other Party, solicit to hire or hire on behalf of itself or others, any employee of the other Party; provided that nothing herein shall restrict or preclude the rights of either Party from (i) soliciting or hiring any employee of the other Party who responds to a general solicitation or advertisement that is not specifically targeted at an employee of the other Party (and nothing shall prohibit such generalized searches for employees through various means, including the use of advertisements in the media (including trade media) or engagement of search firms to engage such searches (so long as any such searches are not specifically targeted or directed at an employee of the other Party) or posting searches on the internet or (ii) soliciting or hiring any employee whose employment with the other Party has been terminated. 2.06 Training and Support during Interim Period. During the Interim Period, subject to termination thirty (30) days after notice by Tecogen, Aegis shall provide employees of Tecogen with technical training, ongoing support, and documentation as required to permit Tecogen to perform the maintenance services contemplated by the Maintenance Agreements. Tecogen shall pay Aegis for all technical training, support, and documentation provided by Aegis personnel on an hourly basis in amounts equal to the fully loaded hourly cost of employment by Aegis for personnel providing such services provided that the monthly cost for such services shall not exceed Five Thousand Dollars ($5,000). The services anticipated to be requested during the Interim period are described on Exhibit B hereto. 2.07 Right of First Refusal. During the five (5) year period following the Closing, Tecogen shall offer Aegis a right of first refusal to subcontract with Tecogen for the new installation or replacement of CHP equipment at the customer sites covered by the Maintenance Agreements. ARTICLE III REPRESENTATIONS AND WARRANTIES OF AEGIS Aegis represents and warrants to Tecogen, subject to such exceptions as are specifically set forth in the correspondingly numbered Section of the Disclosure Schedules, on the date hereof and (except where a representation or warranty is made herein as of a specified date) as of the Closing, as though made at the Closing, as follows: 3.01 Organization and Authority. (a) Aegis is a duly formed limited liability company, validly existing and in good standing under the Laws of the state of Delaware. Aegis has all requisite limited liability company power and authority to enter into this Agreement and the Transaction Documents to which Aegis is a Party, to carry out its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery by Aegis of this Agreement and any Transaction Document to which Aegis is a Party, the performance by Aegis of its obligations hereunder and thereunder, and the consummation by Aegis

-8- of the transactions contemplated hereby and thereby have been duly authorized by all requisite action on the part of Aegis. This Agreement has been duly executed and delivered by Aegis, and (assuming due authorization, execution, and delivery by Tecogen) this Agreement constitutes a legal, valid and binding obligation of Aegis enforceable against Aegis in accordance with its terms. When each Transaction Document to which Aegis is or will be a Party has been duly executed and delivered by Aegis, such Transaction Document will constitute a legal and binding obligation of Aegis, enforceable against it in accordance with its terms. Aegis has delivered to Tecogen a true and correct copy of the organizational documents of Aegis. The operations now being conducted by Aegis pursuant to the Maintenance Agreements are not now and have never been conducted by Aegis under any other name other than as set forth in Section 3.01 of the Disclosure Schedules. 3.02 No Conflicts; Consents. (a) The execution, delivery and performance by Aegis of this Agreement and the Transaction Documents to which it is a Party, and the consummation of the transactions contemplated hereby and thereby, do not and will not: (i) conflict with or result in a violation or breach of, or default under, any provision of the organizational documents of Aegis; (ii) conflict with or result in a violation or breach of any provision of any Law or governmental order applicable to Aegis or its properties; (iii) except as set forth in Section 3.02(a) of the Disclosure Schedules, require the consent, notice or other action by any Person under, conflict with, result in a violation or breach of, constitute a default or an event that, with or without notice or lapse of time or both, would constitute a default under, result in the acceleration or mandatory prepayment of or create in any Party the right to accelerate, terminate, prepay, modify or cancel any Contract to which Aegis is a Party or by which Aegis is bound or to which any of its properties and assets are subject (including any Maintenance Agreement) or any Permit affecting the properties, assets or business of Aegis; or (iv) result in the creation or imposition of any Lien on any properties or assets of Aegis. No consent, approval, Permit, governmental order, declaration or filing with, or notice to, any Governmental Entity is required by or with respect to Aegis in connection with the execution and delivery of this Agreement and the Transaction Documents and the consummation of the transactions contemplated hereby and thereby. (b) Section 3.02(b) of the Disclosure Schedule sets forth all necessary consents, waivers and approvals of parties to the Maintenance Agreements in connection with the transactions contemplated by this Agreement, or for any such Maintenance Agreement to remain in full force and effect without limitation, modification or alteration after the Closing so as to preserve all rights of, and benefits to, Tecogen under the Maintenance Agreements from and after the Closing. (c) This Agreement, and the Transaction Documents to which Aegis is a Party, has been duly executed and delivered by the Aegis and, assuming that this Agreement and such Transaction Documents are a valid and binding obligation of the other parties hereto and thereto, each of this Agreement and such Transaction Documents constitutes a valid and binding obligation of Aegis, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy Laws, other similar Laws affecting creditors’ rights and general principles of equity affecting the availability of specific performance and other equitable remedies. 3.03 The Maintenance Agreements and the Assets. (a) The Maintenance Agreements were entered into in compliance with applicable Laws, and not in violation of any agreement, arrangement, or commitment to which Aegis is a Party. (b) There are no outstanding loans secured by the Maintenance Agreements or any rights thereunder, or by the Assets.

-9- 3.04 Undisclosed Liabilities; Absence of Certain Developments. (a) To the Knowledge of Aegis, Aegis has no liabilities, obligations or commitments of any nature whatsoever, asserted or unasserted, absolute or contingent, accrued or unaccrued, matured or unmatured, or otherwise (“Liabilities”) with respect to the Maintenance Agreements or the Assets, which are, individually or in the aggregate, material in amount that establish any Lien on the Maintenance Agreements or the Assets. (b) Through the date hereof, there has not been any: (i) event, occurrence or development Known to Aegis that has had, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; (ii) sale or other disposition of, or creation of any Lien on, the Maintenance Agreements or the Assets, or grant of any options or other rights to purchase or obtain an interest in the Maintenance Agreements or the Assets; (iii) material change in Aegis’ policies, practices and procedures with respect to collection of accounts receivable, establishment of reserves for uncollectible accounts, accrual of accounts receivable, inventory control, prepayment of expenses, payment of trade accounts payable, accrual of other expenses, deferral of revenue and acceptance of customer deposits with respect to the Maintenance Agreements; (iv) Transfer, assignment, sale or other disposition of any of the Maintenance Agreements or Assets; (v) with respect to the Employees, adoption, modification or termination of any: (A) employment, severance, retention or other agreement with any such employee, (B) Benefit Plan, or (C) collective bargaining or other agreement with a Union of which such employee is a member, in each case whether written or oral; (vi) any Contract to do any of the foregoing, or any action or omission that would result in any of the foregoing. 3.05 Vehicles and Inventory. (a) All vehicles owned by Aegis in connection with the performance of its obligations under the Maintenance Agreements and being transferred to Tecogen are identified in Section 3.05(a) of the Disclosure Schedules. All such vehicles are in good operating condition taking into account their age, except for ordinary wear and tear, and are in a reasonable state of repair and condition for the purposes for which they are being used, and are not subject to any Liens. (b) All Inventory identified in the Disclosure Schedules is new and in good condition and is usable in connection with the performance of maintenance services pursuant to the Maintenance Agreements and is not subject to any Liens.

-10- 3.06 Tax Matters. (a) Aegis is not required to file any Tax Returns on or before the Closing Date that has not yet been filed. All Taxes due and owing by Aegis in respect of the Maintenance Agreements (whether or not shown on any Tax Return) have been, or will be, timely paid. (b) Aegis has withheld and paid each Tax (if any) required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, customer, member or other party, and complied with all information reporting and backup withholding provisions of applicable Law. (c) No claim has been made by any taxing authority in any jurisdiction in which Aegis’ obligations under the Maintenance Agreements are performed where Aegis does not file Tax Returns that it is, or may be, subject to Tax by that jurisdiction. (d) No extensions or waivers of statutes of limitations have been given or requested with respect to any Taxes of Aegis. (e) Aegis has no Liability with respect to any income under the Maintenance Agreements for unpaid Taxes for all periods ending on or before the Closing Date. (f) No deficiencies have been asserted, and no assessments have been made, against Aegis as a result of any examinations by any taxing authority with respect to income under the Maintenance Agreements. (g) Aegis is not a party to any Action and there are no pending or threatened Actions by any taxing authority with respect to income under the Maintenance Agreements. (h) There are no Liens for Taxes (other than for current Taxes not yet due and payable) upon or with respect to the Assets or income under the Maintenance Agreements. (i) Aegis is not a “foreign person” as that term is used in Treasury Regulations Section 1.1445-2. (j) Neither Aegis nor a predecessor has been a “distributing corporation” or a “controlled corporation” in connection with a distribution described in Section 355 of the Code. (k) Aegis is not, and has not been, a party to, or a promoter of, a “reportable transaction” within the meaning of Section 6707A(c)(1) of the Code and Treasury Regulations Section 1.6011-4(b). 3.07 Maintenance Agreements; Permits. (a) Aegis has delivered to Tecogen complete and accurate copies of the Maintenance Agreements, as amended, to be assumed by Tecogen pursuant to this Agreement at the Closing. Each Maintenance Agreement has been duly authorized, executed, and delivered by Aegis. Aegis and, to the Knowledge of Aegis, each other party thereto, is not in breach or default under any Maintenance Agreement. No event has occurred with respect to Aegis, or to the Knowledge of Aegis, with respect to any other party to any of the Maintenance Agreements which with the passage of time or giving of notice or both would constitute such a default, result in a loss of rights or permit termination or acceleration under, or result in the creation of any Lien under any Maintenance Agreement.

-11- (b) Each Maintenance Agreement is valid and binding on Aegis, and, to the Knowledge of Aegis, on each other Person that is a party to such Maintenance Agreement, is in full force and effect. There are no pending, or to the best Knowledge of Aegis, threatened disputes or disagreements with respect to any Maintenance Agreement. Aegis has not received any notice of any termination, suspension, force majeure event, violation, breach or default under or in respect of any Maintenance Agreement. No consent is required in connection with the assignment by Aegis to Tecogen of Aegis’ rights and obligations under the Maintenance Agreements. (c) Aegis is not required to have any licenses, permits, consents, authorizations, approvals, ratifications, certifications, registrations, exemptions, variances, exceptions and similar consents of governmental authorities (collectively, “Permits”) to perform its obligations pursuant to the Maintenance Agreements. 3.08 Reserved. 3.09 No Warranties or Liquidated Damages. (a) Except for the warranties contained in Aegis’ standard warranties in respect of the performance of the Maintenance Agreements, Aegis has not given any warranties relating to the performance of its obligations pursuant to the Maintenance Agreements. Aegis has provided Tecogen with a true and accurate copy of its and its Affiliates’ standard warranties relating to the performance of the Maintenance Agreements. (b) No liquidated damages or other penalties are payable by Aegis under any circumstances in connection with the performance of the Maintenance Agreements. 3.10 Litigation. There is no Action pending, at Law or in equity, or before or by any Governmental Entity, or threatened (a) against or by Aegis affecting any of the Maintenance Agreements or the Assets; or (b) against or by Aegis or any Affiliate of Aegis that challenges or seeks to prevent, enjoin or otherwise delay the transactions contemplated by this Agreement. No event has occurred or circumstances exist that may give rise to, or serve as a basis for, any such Action. Aegis and its properties are not subject to any settlement, stipulation, order, writ, judgment, injunction, decree, ruling, determination or award of any court or of any Governmental Entity. There is no investigation or other proceeding pending or, to the Knowledge of Aegis, threatened, against Aegis, any of its properties (tangible or intangible) or any of its officers or directors in its capacity as such by or before any Governmental Entity, nor to the Knowledge of Aegis is there any reasonable basis therefor. 3.11 Governmental Consents. Aegis is not required to submit any notice, report or other filing with any Governmental Entity in connection with the execution, delivery or performance by it of this Agreement or any Transaction Documents to which Aegis is a party or the consummation of the transactions contemplated hereby and thereby. No consent, approval or authorization of any Governmental Entity is required to be obtained by Aegis in connection with its execution, delivery or performance of this Agreement or any Transaction Documents to which it is a party or the consummation by it of the transactions contemplated hereby or thereby. 3.12 Customers and Suppliers. (a) Aegis has not received any notice, or has any reason to believe, that any party to a Maintenance Agreement is in breach thereof, or has terminated or materially reduced, or intends to terminate or materially reduce after the Closing, its relationship with Aegis (or with Tecogen following the Closing) in respect of a Maintenance Agreement.

-12- (b) Aegis has not received any notice, and has no reason to believe, that any material supplier has ceased, or intends to cease, to supply goods or services to Aegis or to otherwise terminate or materially reduce its relationship with Aegis (or with Tecogen following the Closing) with respect to items purchased from such vendor for use in performing services under a Maintenance Agreement. 3.13 Insurance. Section 3.13 of the Disclosure Schedules lists each insurance policy maintained by Aegis or its Affiliates and relating to the assets, business and operations conducted pursuant to the Maintenance Agreements (collectively, the “Insurance Policies”). Aegis has delivered to Tecogen Certificates of Insurance for the General Liability, Auto Liability, and Umbrella policies covering the performance of services by Aegis under the Maintenance Agreements in effect immediately prior to the Closing, naming Tecogen and its affiliates as additional insureds thereunder, with endorsements confirming that the Insurance Policies are primary and not contributory with Tecogen’s insurance coverage, and waiving rights of subrogation against Tecogen and its affiliates. The Insurance Policies are of the type and in the amounts customarily carried by Persons conducting a business similar to Aegis and are sufficient for compliance with the Maintenance Agreements and all applicable Laws by which Aegis is bound. All of such Insurance Policies are in full force and effect, and there is no existing or threatened breach or default with respect to any obligations under any of such Insurance Policies. Aegis shall maintain the Insurance Policies in effect for not less than two (2) years following the Closing. Neither Aegis nor any of its Affiliates has received any written notice of cancellation of, premium increase with respect to, or alteration of coverage under, any of such Insurance Policies. All premiums due on such Insurance Policies have either been paid or, if due and payable prior to Closing, will be paid prior to Closing in accordance with the payment terms of each Insurance Policy. All such Insurance Policies (a) are valid and binding in accordance with their terms; (b) are provided by carriers with an A.M. Best Company rating of A/VII or better; and (c) have not been subject to any lapse in coverage. There are no claims related to the business of Aegis pending under any such Insurance Policies as to which coverage has been questioned, denied or disputed or in respect of which there is an outstanding reservation of rights. Aegis is not in default under, or has otherwise failed to comply with, in any material respect, any provision contained in any such Insurance Policy. 3.14 Compliance with Laws. Aegis is, and has been, in compliance in all material respects with all applicable Laws applicable to the Assets and the Maintenance Agreements. Aegis has not received any written notice of violation of any applicable Law from any Governmental Entity in respect of the Maintenance Agreements or the Assets. 3.15 Regulatory Status. Aegis is not subject to regulation by any Governmental Entity as a “public utility”, “electric utility” or similar designation under any Law. 3.16 Environmental Laws. (a) Aegis is currently and has been in compliance with all Environmental Laws pertaining to the Maintenance Agreements and has not received from any Person any: (i) written claim alleging violation of Environmental Law by Aegis in relation to the Maintenance Agreements; or (ii) written request for information related to the Maintenance Agreements pursuant to Environmental Law, which, in each case, either remains pending or unresolved, or is the source of ongoing obligations or requirements as of the Closing Date. (b) Aegis has obtained and is in material compliance with all requirements relating to Environmental Permits necessary in connection with the performance of the Maintenance Agreements or for the ownership, operation or use of the Assets, and any such Environmental Permits are in full force and effect and shall be maintained in full force and effect by Aegis through the Closing Date in accordance with Environmental Laws. Aegis is not aware of any condition, event or circumstance that might prevent or impede, after the Closing Date, the ownership, lease, operation or use of the Assets or the performance of the

-13- Maintenance Agreements as currently carried out. With respect to any such Environmental Permits, Aegis has undertaken, or will undertake prior to the Closing Date, all measures necessary to facilitate transferability of the same, and Aegis is not aware of any condition, event or circumstance that might prevent or impede the transferability of the same, nor have they received any Environmental Notice or written communication regarding any material adverse change in the status or terms and conditions of the same. (c) There has been no release of hazardous materials by Aegis in contravention of Environmental Law in connection with the performance of maintenance services pursuant to the Maintenance Agreements or any real property currently or formerly operated or leased by Aegis in connection with the performance of the Maintenance Agreements, and Aegis has not received an environmental notice that any real property currently or formerly operated or leased by Aegis in connection with the Maintenance Agreements (including soils, groundwater, surface water, buildings and other structure located on any such real property) has been contaminated with any Hazardous Material which could reasonably be expected to result in an Environmental Claim against, or a violation of Environmental Law or term of any Environmental Permit by, Aegis. (d) Aegis has (or, to the Knowledge of Aegis, its customers under the Maintenance Agreements have) properly stored, transported, and disposed of all waste oil in connection with services provided pursuant to the Maintenance Agreements. (e) Aegis has not retained or assumed, by Contract or operation of Law, any Liabilities or obligations of third parties under Environmental Laws in relation to the performance of maintenance services pursuant to the Maintenance Agreements. (f) Aegis has provided or otherwise made available to Tecogen and listed in Section 3.16(f) of the Disclosure Schedules: (i) any and all environmental reports, studies, audits, records, sampling data, site assessments, risk assessments, economic models and other similar documents with respect to the performance of maintenance services pursuant to each Maintenance Agreement, which are in the possession or control of Aegis related to compliance with Environmental Laws, Environmental Claims or an environmental notice or the release of hazardous materials in connection with any Maintenance Agreement; and (ii) any and all material documents concerning planned or anticipated capital expenditures required to reduce, offset, limit or otherwise control pollution and/or emissions, manage waste or otherwise ensure compliance with current or future Environmental Laws (including, without limitation, costs of remediation, pollution control equipment and operational changes) in connection with any Maintenance Agreement. (g) Aegis is not aware and does not reasonably anticipate, as of the Closing Date, any condition, event or circumstance concerning the release or regulation of hazardous materials that might, after the Closing Date, prevent, impede or materially increase the costs associated with the performance of maintenance services pursuant to the Maintenance Agreements. 3.17 Employees. Aegis has provided to Tecogen the personnel files for each of the employees to whom Tecogen will offer employment following the Closing, including all information relating to compensation and benefits, performance reviews, and disciplinary activities with respect to such employees for the previous two years or such shorter period as such employees have been employed by Aegis. Aegis has no right to restrict the activities of such employees in connection with the performance of the Maintenance Agreements following the Closing, and will take no action to limit such activities. Aegis does not have any liability or obligation in respect of such employees or any employee benefit plan under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or the Internal Revenue Code of 1986, as amended (“Code”) that is not identified in the personnel files for such employees provided by Aegis to Tecogen, and has not incurred any liability, nor will it incur any liability, by virtue of having been a member of a

-14- controlled group of corporations that are treated as a single employer within the meaning of Section 4001 of ERISA or Section 414 of the Code. 3.18 Restrictions on Business Activities. There is no Contract (non-competition, field of use, “most favored nation,” or otherwise), judgment, injunction, order, or decree to which Aegis is a party, or otherwise binding on Aegis, which has or would be expected to have the effect of prohibiting or impairing the continued performance of the Maintenance Agreements by Tecogen following the Closing. 3.19 Accounts Receivable; Inventory. (a) Aegis has made available to Tecogen a list of all accounts receivable, whether billed or unbilled, pursuant to the Maintenance Agreements, together with an aging schedule (of only billed accounts receivable) for such accounts receivable indicating a range of days elapsed since invoice. (b) All of the accounts receivable, whether billed or unbilled, pursuant to the Maintenance Agreements have arisen from bona fide transactions entered into in the ordinary course of business consistent with past practice, are carried at values determined in accordance with GAAP consistently applied, constitute only valid, undisputed claims of Aegis not subject to claims of set-off or other defenses or counterclaims, and are collectible in the ordinary course consistent with past practice. No Person has any Lien on any accounts receivable of Aegis pursuant to the Management Agreements and no request or agreement for deduction or discount has been made with respect to any such accounts receivable. (c) Aegis shall retain and shall be responsible for collecting and paying its accounts receivable and accounts payable relating to the period prior to the Closing or payable as of the Closing Date. Aegis shall advise and consult with Tecogen before taking any action other than in the ordinary course of business (and shall not initiate any third-party collection activity or litigation with respect thereto without first consulting with Tecogen) for purposes of collecting accounts receivable for services provided prior to the Closing Date from customers under Maintenance Agreements assumed by Tecogen. 3.20 No Brokers. There are no claims for brokerage commissions, finders’ fees or similar compensation in connection with the transactions contemplated by this Agreement for which Tecogen would be liable following the Closing. 3.21 Representations Complete. None of the representations or warranties made by Aegis in this Agreement, and none of the statements made in any exhibit, schedule or certificate furnished by Aegis pursuant to this Agreement contains, or will contain at the Closing, any untrue statement of a material fact, or omits or will omit at the Closing to state any material fact necessary in order to make the statements contained herein or therein, in the light of the circumstances under which made, not misleading. ARTICLE IV REPRESENTATIONS AND WARRANTIES OF TECOGEN Tecogen represents and warrants to Aegis, on the date hereof and (except where a representation or warranty is made herein as of a specified date) as of the Closing Date, as though made at the Closing Date, as follows: 4.01 Organization and Power. Tecogen is a corporation duly formed, validly existing and in good standing under the Laws of the state of Delaware.

-15- 4.02 Authorization. Tecogen has all requisite corporate power and authority to enter into this Agreement and the Transaction Documents to which Tecogen is a party, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery by Tecogen of this Agreement and any Transaction Document to which Tecogen is a party, the performance by Tecogen of its obligations hereunder and thereunder and the consummation by Tecogen of the transactions contemplated hereby and thereby have been duly authorized by all requisite corporate action on the part of Tecogen. This Agreement and the Transaction Documents to which Tecogen is a party have been duly executed and delivered by Tecogen and, assuming that this Agreement and such Transaction Documents are valid and binding obligations of the other parties thereto, this Agreement and such Transaction Documents constitute valid and binding obligations of Tecogen, enforceable in accordance with their respective terms. 4.03 No Violation. The execution, delivery, performance and compliance with the terms and conditions of this Agreement by Tecogen and the Transaction Documents to which Tecogen is a party and the consummation of the transactions contemplated hereby do not and will not (i) violate, conflict with, result in any breach of, or constitute a default under any of the provisions of the certificate of formation or operating agreement of Tecogen; (ii) violate or result in a breach of or constitute a violation or default under any material Contract to which Tecogen is a party or is otherwise bound; or (iii) violate any Law to which Tecogen is subject. 4.04 Governmental Consents. (a) Tecogen is not required to submit any notice, report or other filing with any Governmental Entity in connection with the execution, delivery or performance by it of this Agreement or the consummation of the transactions contemplated hereby other than the identification of this Agreement and the Transaction Documents as material Contracts in filings with the U.S. Securities and Exchange Commission on Forms 8-K and 10-K, and (b) no consent, approval or authorization of any Governmental Entity is required to be obtained by Tecogen in connection with its execution, delivery and performance of this Agreement or the consummation by Tecogen of the transactions contemplated hereby. 4.05 Brokerage. There are no claims for brokerage commissions, finders’ fees or similar compensation in connection with the transactions contemplated by this Agreement based on any Contract made by or on behalf of Tecogen. ARTICLE V CONDITIONS TO CLOSING 5.01 Conditions to Tecogen’s Obligations. The obligations of Tecogen to consummate the transactions contemplated by this Agreement are subject to the satisfaction (or, if permitted by applicable Law, waiver by Tecogen) of the following conditions as of the Closing Date: (a) All representations and warranties of Aegis contained in Article III of this Agreement and in each Transaction Document to which Aegis is party shall be true and correct in all material respects (without giving effect to any limitation as to “materiality” or “Material Adverse Effect” set forth therein) at and as of the Closing Date as though made at and as of the Closing Date (except to the extent expressly made as of an earlier date, in which case only as of such date). (b) Aegis shall have performed and complied with, in all material respects, all of the covenants and agreements required to be performed by them under this Agreement at or prior to the Closing. (c) No Law shall be in effect and no Order shall have been entered, in each case, which would prevent the performance of this Agreement or any Transaction Document or the consummation of any

-16- of the transactions contemplated hereby or thereby, declare unlawful the transactions contemplated by this Agreement or any Transaction Document or cause such transactions to be rescinded. (d) Tecogen shall have received the following, each in form and substance satisfactory to Tecogen: (i) Executed copies of the third-party consents, in form and substance satisfactory to Tecogen, set forth on Schedule 5.01(d)(i). (ii) Assignments of all Maintenance Agreements to be assumed by Tecogen as of the Closing in the form attached hereto as Exhibit A duly executed and delivered by Aegis. Assignments of all Maintenance Agreements that require the consent of a third party shall be delivered to Tecogen as soon as reasonably practicable after the Closing. (iii) A certificate of an authorized officer of Aegis in his or her capacity as such, dated as of the Closing Date, certifying that the conditions specified in Sections 5.01(a) and 5.01(c) have been satisfied. (e) No Material Adverse Effect shall have occurred and be continuing. (f) There shall be no action, suit, claim, order, injunction or proceeding of any nature pending, or overtly threatened, against Tecogen or Aegis, or their respective properties, officers, directors or Affiliates (i) by any Person arising out of, or in any way connected with, the Closing or the other transactions contemplated by this Agreement or any Transaction Document or (ii) by any Governmental Entity arising out of, or in any way connected with, the Closing or the other transactions contemplated by this Agreement and the Transaction Documents. 5.02 Conditions to Aegis’ Obligations. The obligation of Aegis to consummate the transactions contemplated by this Agreement is subject to the satisfaction of the following conditions as of the Closing Date: (a) All representations and warranties contained in Article IV of this Agreement and in the Transaction Documents shall be true and correct in all material respects (without giving effect to any limitation as to “materiality” set forth therein) at and as of the Closing Date as though made at and as of the Closing Date (except to the extent expressly made as of an earlier date, in which case only as of such date). (b) Tecogen shall have performed and complied with, in all material respects, all the covenants and agreements required to be performed by it under this Agreement at or prior to the Closing. (c) Tecogen shall have delivered to Aegis the purchase price of the vehicles transferred at Closing. (d) No Law shall be in effect and no Order shall have been entered, in each case, which would prevent the performance of this Agreement or Transaction Documents or the consummation of any of the transactions contemplated hereby or thereby, declare unlawful the transactions contemplated by this Agreement or the Transaction Documents or cause such transactions to be rescinded. (e) Tecogen shall have delivered to Aegis a certificate of an authorized officer of Tecogen in his or her capacity as such, dated as of the Closing Date, stating that the conditions specified in Sections 5.02(a) and 5.02(b) have been satisfied, and evidencing the authorization of Tecogen to enter into the Transaction Documents.

-17- (f) Aegis shall have received the Billing/Transition Services Agreement duly executed and delivered by Tecogen. ARTICLE VI INDEMNIFICATION 6.01 Survival of Representations, Warranties, Covenants, Agreements and Other Provisions. The representations and warranties of Aegis contained in Article III (other than any representations or warranties contained in Section 3.06 which are subject to Article VII) shall survive the Closing and shall terminate on the date which is twelve (12) months after the Closing Date; provided, that the Fundamental Representations shall survive the Closing and shall terminate on the ninetieth (90th) day after the expiration of the applicable statute of limitations. No claim for indemnification hereunder for breach of any such representations and warranties may be made after the expiration of such survival period; provided, that all representations and warranties of Aegis contained in Article III shall survive beyond the survival periods specified above with respect to any inaccuracy therein or breach thereof if a claim is made hereunder prior to the expiration of the survival period for such representation and warranty, in which case such representation and warranty shall survive as to such claim until such claim has been finally resolved. (a) The representations and warranties of Tecogen contained in Article IV shall survive the Closing and shall terminate on the date which is twelve (12) months after the Closing Date. No claim for indemnification hereunder for breach of any such representations and warranties may be made after the expiration of such survival period; provided, that all representations and warranties of Tecogen contained in Article IV shall survive beyond the survival periods specified above with respect to any inaccuracy therein or breach thereof if a claim is made hereunder prior to the expiration of the survival period for such representation and warranty, in which case such representation and warranty shall survive as to such claim until such claim has been finally resolved. (b) The agreements, covenants and other obligations of the parties hereto shall survive the Closing in accordance with its terms. 6.02 Indemnification for the Benefit of Tecogen Indemnified Parties. Subject to the limitations set forth in this Article VI, from and after the Closing, Aegis shall indemnify Tecogen and its officers, directors, agents, stockholders, attorneys and other Representatives (collectively, the “Tecogen Indemnified Parties”) and hold them harmless against any Losses paid, incurred, suffered or sustained by the Tecogen Indemnified Parties, or any of them (regardless of whether or not such Losses relate to any third party claims), directly or indirectly, resulting from, arising out of, or relating to any of the following: (a) any breach of any representation or warranty of Aegis contained in Article III or any certificate delivered hereunder by Aegis (other than in respect of Section 3.06, it being understood that the sole remedy for any such inaccuracy in or breach thereof shall be pursuant to Article VII); (b) any non-fulfillment or breach by Aegis of any covenant or agreement contained in this Agreement (other than any breach or violation of, or failure to fully perform, any covenant, agreement, undertaking or obligation in Article VII, it being understood that the sole remedy for any such breach, violation or failure shall be pursuant to Article VII); and/or (c) any fraud with respect to this Agreement, any Transaction Document or any certificates or other instruments required to be delivered pursuant to this Agreement on the part of Aegis.

-18- 6.03 Indemnification by Tecogen for the Benefit of Aegis. Subject to the limitations set forth in this Article VI, from and after the Closing, Tecogen shall indemnify Aegis and its Affiliates, and their respective officers, directors, stockholders, members, agents, attorneys and other Representatives (collectively, the “Aegis Indemnified Parties”) and hold them harmless against any Losses paid, incurred, suffered or sustained by the Aegis Indemnified Parties, or any of them (regardless of whether or not such Losses relate to any third party claims), directly or indirectly, resulting from, arising out of, or relating to any of the following: (a) any breach of any representation or warranty of Tecogen contained in Article IV or any certificate delivered hereunder by Tecogen, (b) any non-fulfillment or breach by Tecogen of any covenant or agreement contained in this Agreement (other than Article VII, it being understood that the sole remedy for any such breach thereof shall be pursuant to Article VII); and (c) any Assumed Liability. 6.04 Limitations on Indemnification. The rights of the Tecogen Indemnified Parties and the Aegis Indemnified Parties to indemnification pursuant to the provisions of this Article VI are subject to the following limitations: (a) Notwithstanding anything to the contrary contained herein, except for claims in respect of the breach of any Fundamental Representation or for claims in respect of fraud by Aegis, no claims for indemnification by any Tecogen Indemnified Party pursuant to Section 6.02(a) shall be so asserted, and no Tecogen Indemnified Party shall be entitled to recover Losses, (1) unless any individual Loss or group or series of related Losses exceeds Twenty Thousand Dollars ($20,000) (the “Basket”) and (2) until the aggregate amount of Losses (which shall not include for such purposes any individual Loss or group or series of related Losses that do not exceed the Basket) that would otherwise be payable hereunder exceeds on a cumulative basis an amount equal to $75,000 (the “Deductible”), and to the extent such Losses exceed the Deductible, such Tecogen Indemnified Party shall be entitled to recover all such Losses in excess of the Deductible. (b) Notwithstanding anything to the contrary contained herein, except for claims in respect of fraud by Tecogen, no claims for indemnification by the Aegis Indemnified Party pursuant to Section 6.04(a) shall be so asserted, and no Aegis Indemnified Party shall be entitled to recover Losses, (1) unless any individual Loss or group or series of related Losses exceeds the Basket and (2) until the aggregate amount of Losses (which shall not include for such purposes any individual Loss or group or series of related Losses that do not exceed the Basket) that would otherwise be payable hereunder exceeds on a cumulative basis an amount equal to the Deductible, and to the extent such Losses exceed the Deductible, such Aegis Indemnified Party shall be entitled to recover all such Losses in excess of the Deductible. (c) Notwithstanding anything to the contrary contained herein, except in the case of fraud by Aegis, in no event shall Aegis have any liability under this Agreement in excess of the sum of the Post- Closing Consideration received by Aegis pursuant to this Agreement during the two-year period commencing on the Closing Date. (d) Notwithstanding anything to the contrary contained herein, except in the case of fraud by Tecogen, in no event shall Tecogen have any liability under this Agreement in excess of the sum of the Post- Closing Consideration paid by Tecogen pursuant to this Agreement during the two-year period commencing on the Closing Date. (e) Notwithstanding anything to the contrary contained herein, the amount of any Losses subject to recovery under this Article VI by the Tecogen Indemnified Parties shall be calculated net of any amounts (A) actually received from any third party insurance policy of Tecogen or its Affiliates with respect to Losses for which any such Person has received indemnity payments hereunder (net of any (x) premium increases or retroactive premium adjustments and (y) any costs and expenses incurred by Tecogen or its Affiliates in connection with such recovery) and (B) any Tax benefits realized by the Tecogen Indemnified

-19- Parties from such Losses (net of any costs and expenses incurred by Tecogen or its Affiliates in connection with such recovery). (f) An Indemnified Party shall use commercially reasonable efforts to mitigate Losses suffered, incurred or sustained by such Indemnified Party arising out of any matter for which such Indemnified Party has sought indemnification hereunder; provided that no such Indemnified Party shall be required to take any action or refrain from taking any action that is contrary to any applicable Contract or Law binding on such Indemnified Party or any Affiliate thereof. 6.05 Indemnification Procedures. (a) Any party making a claim for indemnification under Sections 6.02 or 6.03 (an “Indemnified Party”) shall promptly notify the indemnifying party (an “Indemnifying Party”) in writing (each, an “Indemnification Claim Notice”), describing in reasonable detail the facts and circumstances with respect to the subject matter of such claim or demand. An Indemnified Party shall have the right to update an Indemnification Claim Notice from time to time to reflect any change in circumstances following the date hereof. (b) If an Indemnifying Party does not object in writing within the 30-day period after receipt of an Indemnification Claim Notice by delivery of a written notice of objection containing a reasonably detailed description of the facts supporting an objection to the applicable indemnification claim (the “Indemnification Claim Objection Notice”), such failure to so object shall be an irrevocable acknowledgment by the Indemnifying Party that the Indemnified Party is entitled to the full amount of the claim for Losses set forth in such Indemnification Claim Notice. (c) If an Indemnifying Party objects in writing within the 30-day period after receipt of an Indemnification Claim Notice by delivery of an Indemnification Claim Objection Notice, such Indemnifying Party shall attempt in good faith to agree upon the rights of the respective parties with respect to each of such claims. If the Indemnifying Party should so agree, a memorandum setting forth such agreement shall be prepared and signed by both parties. If no such agreement can be reached after good faith negotiation within 30 days after the receipt of an Indemnification Claim Objection, the claim shall be resolved pursuant to Section 8.15. 6.06 Third Party Claims. (a) In the event that any Indemnified Party desires to make a claim against an Indemnifying Party (which term shall be deemed to include all Indemnifying Parties if more than one) in connection with any third-party Action for which it may seek indemnification hereunder (a “Third-Party Claim”), the Indemnified Party will promptly notify the Indemnifying Party of such Third-Party Claim and of its claims of indemnification with respect thereto; provided, that failure to promptly give such notice will not relieve the Indemnifying Party of its indemnification obligations under this Article VI, except to the extent, if any, that the Indemnifying Party has actually been materially prejudiced thereby. (b) Subject to paragraph (e) below, the Indemnifying Party will, upon its written confirmation of its obligation to indemnify the Indemnified Party in full with respect to such Third-Party Claim, have the right to assume the defense of the Third-Party Claim with counsel of its choice reasonably satisfactory to the Indemnified Party by written notice to the Indemnified Party within twenty (20) calendar days after the Indemnifying Party has received notice of the Third-Party Claim; provided, however, that the Indemnifying Party must conduct the defense of the Third-Party Claim actively and diligently thereafter in order to preserve

-20- its rights in this regard; and provided, further, that the Indemnified Party may retain separate co-counsel at its sole cost and expense and participate in the defense of the Third-Party Claim. (c) The Indemnifying Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third-Party Claim without the prior written consent of the Indemnified Party unless the judgment or proposed settlement (i) includes an unconditional release of all Liability of each Indemnified Party with respect to such Third-Party Claim, (ii) involves only the payment of money damages that are fully covered by the Indemnifying Party, and (iii) does not impose an injunction or other equitable relief upon the Indemnified Party. So long as the Indemnifying Party has assumed and is conducting the defense of the Third-Party Claim in accordance with Section 6.06(b) above, the Indemnified Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third-Party Claim without the prior written consent of the Indemnifying Party (which consent will not be unreasonably conditioned, withheld or delayed by the Indemnifying Party). (d) In the event that the Indemnifying Party fails to assume the defense of the Third-Party Claim in accordance with Section 6.06(b) above, (i) the Indemnified Party may defend against, and consent to the entry of any judgment or enter in to any settlement with respect to, the Third-Party Claim in any manner it reasonably may deem appropriate (and the Indemnified Party need not consult with, or obtain any consent from, the Indemnifying Party in connection therewith) and (ii) the Indemnifying Party will remain responsible for any Losses of the Indemnified Party as a result of such Third-Party Claim to the extent subject to indemnification under this Article VI. (e) Notwithstanding the foregoing, to the extent that a Tecogen Indemnified Party is the Indemnified Party, then Tecogen shall have the right, in its sole discretion, to participate in the defense, at Tecogen’s expense, with respect to any claim (i) involving criminal liability or in which equitable relief is sought against any Indemnified Party, (ii) that relates to or involves any then current customer, supplier or other business partner of Tecogen or which is brought by a Governmental Entity, or (iii) that involves any Tax Matter of Aegis (collectively, the “Tecogen-Handled Claims”). The Indemnifying Party will remain responsible for any Losses of Tecogen as a result of such Tecogen-Handled Claims to the extent subject to indemnification under this Article VI, and Tecogen shall retain all remedies to which it is entitled under this Article VI. 6.07 Remedies. Except for fraud, the indemnification provisions described in this Article VI provide the sole and exclusive remedy following the Closing as to all Losses any Indemnified Party may incur, suffer or sustain arising from this Agreement. ARTICLE VII TAX MATTERS 7.01 Tax Covenants. (a) Aegis agrees that Tecogen is to have no liability for any Tax resulting from any action of Aegis, its Affiliates or any of their respective Representatives, and agrees to indemnify and hold harmless Tecogen against any such Tax or reduction of any Tax asset. (b) All transfer, documentary, sales, use, stamp, registration, value-added and other such Taxes and fees (including any penalties and interest) incurred in connection with this Agreement and the Transaction Documents (including any real property transfer Tax and any other similar Tax) shall be borne and paid by Aegis when due. Aegis shall, at its own expense, timely file any Tax Return or other document with respect to such Taxes or fees (and Tecogen shall cooperate with respect thereto as necessary).

-21- 7.02 Tax Indemnification. Aegis shall indemnify Tecogen, and each Tecogen Indemnitee and hold them harmless from and against (a) any Loss attributable to any breach of or inaccuracy in any representation or warranty made in Section 3.06; (b) any Loss attributable to any breach or violation of, or failure to fully perform, any covenant, agreement, undertaking or obligation in Article VII; (c) all Taxes relating to the performance of the Maintenance Agreements for all Pre-Closing Tax Periods; (d) all Taxes of any member of an affiliated, consolidated, combined or unitary group of which Aegis (or any predecessor) is or was a member on or prior to the Closing Date by reason of a liability under Treasury Regulation Section 1.1502-6 or any comparable provisions of foreign, state or local Law; and (e) any and all Taxes of any Person imposed on Aegis arising under the principles of transferee or successor liability or by Contract, relating to an event or transaction occurring before the Closing Date. In each of the above cases, together with any out-of-pocket fees and expenses (including attorneys’ and accountants’ fees) incurred in connection therewith. Aegis shall reimburse Tecogen for any Taxes that are the responsibility of Aegis pursuant to this Section 7.02 within ten (10) Business Days after payment of such Taxes by Tecogen. 7.03 Straddle Period. In the case of Taxes that are payable with respect to a taxable period that begins before and ends after the Closing Date (each such period, a “Straddle Period”), the portion of any such Taxes that are treated as Pre-Closing Taxes for purposes of this Agreement shall be: (a) in the case of Taxes (i) based upon, or related to, income, receipts, profits, wages, capital or net worth, (ii) imposed in connection with the sale, Transfer or assignment of property, or (iii) required to be withheld, deemed equal to the amount which would be payable if the taxable year ended with the Closing Date; and (b) in the case of other Taxes, deemed to be the amount of such Taxes for the entire period multiplied by a fraction the numerator of which is the number of days in the period ending on the Closing Date and the denominator of which is the number of days in the entire period. 7.04 Contests. Tecogen agrees to give written notice to Aegis of the receipt of any written notice by the Tecogen or any of Tecogen’s Affiliates which involves the assertion of any claim, or the commencement of any Action, in respect of which an indemnity may be sought by Tecogen pursuant to this Article VII (a “Tax Claim”); provided, that failure to comply with this provision shall not affect Tecogen’s right to indemnification hereunder. Tecogen shall control the contest or resolution of any Tax Claim; provided, however, that Tecogen shall obtain the prior written consent of Aegis (which consent shall not be unreasonably withheld or delayed) before entering into any settlement of a claim or ceasing to defend such claim; and, provided further, that Aegis shall be entitled to participate in the defense of such claim and to employ counsel of its choice for such purpose, the fees and expenses of which separate counsel shall be borne solely by Aegis. 7.05 Cooperation and Exchange of Information. Aegis and Tecogen shall provide each other with such cooperation and information as either of them reasonably may request of the other in filing any Tax Return pursuant to this Article VII or in connection with any audit or other proceeding in respect of Taxes relating to the Maintenance Agreements. Such cooperation and information shall include providing copies of relevant Tax Returns or portions thereof, together with accompanying schedules, related work papers and documents relating to rulings or other determinations by tax authorities. Each of Aegis and Tecogen shall retain all Tax Returns, schedules and work papers, records and other documents in its possession relating to Tax matters for any taxable period beginning before the Closing Date until the expiration of the statute of limitations of the taxable periods to which such Tax Returns and other documents relate, without regard to extensions except to the extent notified by the other party in writing of such extensions for the respective Tax periods. Prior to transferring, destroying or discarding any Tax Returns, schedules and work papers, records and other documents in its possession relating to Tax matters for any taxable period beginning before the Closing Date, Aegis or Tecogen (as the case

-22- may be) shall provide the other party with reasonable written notice and offer the other party the opportunity to take custody of such materials. 7.06 Tax Treatment. Aegis and Tecogen agree that the purchase and sale of Assets contemplated hereby will be treated for U.S. federal income Tax purposes and applicable state income Tax purposes as a taxable sale by Aegis and a purchase by Tecogen of the Assets. 7.07 Survival. Notwithstanding anything in this Agreement to the contrary, the provisions of Section 3.06 and this Article VII shall survive for the full period of all applicable statutes of limitations (giving effect to any waiver, mitigation or extension thereof) plus 60 days. 7.08 Overlap. To the extent that any obligation or responsibility pursuant to Article VI may overlap with an obligation or responsibility pursuant to this Article VII, the provisions of this Article VII shall govern. ARTICLE VIII MISCELLANEOUS 8.01 Press Releases and Communications. No Party hereto shall issue any press release or make any public announcement primarily relating to this Agreement or the transactions contemplated hereby, except for any press release or public announcement as agreed to by Tecogen and the Aegis or as otherwise may be required by Law, court process or applicable stock exchange rules and regulations. Notwithstanding the foregoing, upon prior review and written approval by Aegis of any press releases or 8-K filing, which shall not be unreasonably withheld or delayed, Tecogen shall be permitted to file the Agreement as an exhibit to a current report on Form 8-K and its annual report on Form 10-K to be filed with the U.S. Securities and Exchange Commission. 8.02 Expenses. Except as otherwise expressly provided herein, each of Aegis and Tecogen shall pay all of their own fees and expenses incurred in connection with this Agreement and the transactions contemplated by this Agreement, including the fees and disbursements of counsel, financial advisors and accountants. 8.03 Notices. All notices and other communications among the Parties shall be in writing and shall be deemed to have been duly given (a) when delivered in person, (b) when delivered after posting in the United States mail having been sent registered or certified mail return receipt requested, postage prepaid, (c) when delivered by FedEx or other nationally recognized overnight delivery service or (d) when delivered by facsimile or email (in each case in this clause (d), solely if receipt is confirmed), addressed as follows: Notices to Tecogen: Tecogen Inc. 45 First Ave. Waltham, MA 02451 Attn: Abinand Rangesh, CEO Telephone: (781) 466-6487 E-Mail: Arangesh@Tecogen.com

-23- Notices to Aegis: Aegis Energy Services LLC 59 Jackson Street Holyoke, MA 01040 Attn: Nick Balster, Chief Commercial Officer Email: nick.balster@dalkiasolutions.com With a copy to: Aegis Energy Services LLC 59 Jackson Street Holyoke, MA 01040 Attn: General Counsel 8.04 Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the Parties and its successors and permitted assigns, except that neither this Agreement nor any of the rights, interests or obligations hereunder may be assigned or delegated by any of the Parties without the prior written consent of the non-assigning Parties. 8.05 Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the Parties agree that the court making the determination of invalidity or unenforceability shall have the power to reduce the scope, duration or area of the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified after the expiration of the time within which the judgment may be appealed. 8.06 Interpretation. (a) The words “hereof,” “herein” and “hereunder” and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. (b) The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof. References to Articles, Sections, Exhibits and Schedules are to Articles, Sections, Exhibits and Schedules of this Agreement unless otherwise specified. (c) All Exhibits and Schedules annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein. Any capitalized terms used in any Exhibit or Schedule but not otherwise defined therein, shall have the meaning as defined in this Agreement. (d) Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular, and words denoting either gender shall include both genders as the context requires. Where a word or phrase is defined herein, each of its other grammatical forms shall have a corresponding meaning.

-24- (e) Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation,” whether or not they are in fact followed by those words or words of like import. (f) The use of the word “or” shall not be exclusive. (g) A reference to any legislation or to any provision of any legislation shall include any modification, amendment, re-enactment thereof, any legislative provision substituted therefor and all rules, regulations and statutory instruments issued or related to such legislation. (h) Unless otherwise specifically indicated, all references to “dollars” or “$” shall refer to the lawful currency of the United States. (i) A document shall be deemed to have been “delivered,” “provided,” “furnished,” or “made available” to Tecogen to the extent that such document has been (i) made available in a data room established by Aegis for the purposes of the transactions contemplated by this Agreement or (ii) delivered to Tecogen or its Representatives via electronic mail, in each case, no later than three (3) Business Days prior to the date hereof. (j) Any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Agreement. No prior draft of this Agreement nor any course of performance or course of dealing shall be used in the interpretation or construction of this Agreement. No parol evidence shall be introduced in the construction or interpretation of this Agreement unless the ambiguity or uncertainty in issue is plainly discernible from a reading of this Agreement without consideration of any extrinsic evidence. Although the same or similar subject matters may be addressed in different provisions of this Agreement, the Parties intend that, except as reasonably apparent on the face of the Agreement or as expressly provided in this Agreement, each such provision shall be read separately, be given independent significance, and not be construed as limiting any other provision of this Agreement (whether or not more general or more specific in scope, substance or content). The doctrine of election of remedies shall not apply in constructing or interpreting the remedies provisions of this Agreement or the equitable power of a court considering this Agreement or the transactions contemplated hereby. 8.07 Construction. The language used in this Agreement shall be deemed to be the language chosen by the Parties to express their mutual intent, and no rule of strict construction shall be applied against any Person. The specification of any dollar amount or the inclusion of any item in the representations and warranties contained in this Agreement or the Disclosure Schedules or Exhibits attached hereto is not intended to imply that the amounts, or higher or lower amounts, or the items so included, or other items, are or are not required to be disclosed (including whether such amounts or items are required to be disclosed as material or threatened) or are within or outside of the ordinary course of business, and no Party shall use the fact of the setting of the amounts or the fact of the inclusion of any item in this Agreement or the Disclosure Schedules or Exhibits in any dispute or controversy between the Parties as to whether any obligation, item or matter not described or included in this Agreement or in any Schedule or Exhibit is or is not required to be disclosed (including whether the amount or items are required to be disclosed as material or threatened) or is within or outside of the ordinary course of business for purposes of this Agreement. The information contained in this Agreement and in the Disclosure Schedules and Exhibits hereto is disclosed solely for purposes of this Agreement, and no information contained herein or therein shall be deemed to be an admission by any Party to any third party of any matter whatsoever (including any violation of Law or breach of contract). 8.08 Amendment and Waiver. Any provision of this Agreement or the Disclosure Schedules hereto may be amended or waived only in a writing signed by Tecogen and Aegis. No waiver of any provision

-25- hereunder or any breach or default thereof shall extend to or affect in any way any other provision or prior or subsequent breach or default. 8.09 Complete Agreement. This Agreement and the documents referred to herein contain the complete agreement between the Parties and supersede any prior understandings, agreements or representations by or between the Parties, written or oral, which may have related to the subject matter hereof in any way, including any data room agreements, bid letters, term sheets, summary issues lists or other agreements. 8.10 Third Party Beneficiaries. The provisions of this Agreement shall be binding upon and shall inure to the benefit of the Parties and its successors and assigns. Nothing expressed or referred to in this Agreement shall be construed to give any Person other than the Parties to this Agreement any legal or equitable right, remedy or claim under or with respect to this Agreement or any provision of this Agreement. 8.11 WAIVER OF TRIAL BY JURY. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. 8.12 Delivery by Facsimile or Email. This Agreement and any signed agreement entered into in connection herewith or contemplated hereby, and any amendments hereto or thereto, to the extent signed and delivered by means of a facsimile machine or scanned pages via electronic mail, shall be treated in all manner and respects as an original Contract and shall be considered to have the same binding legal effects as if it were the original signed version thereof delivered in person. At the request of any Party hereto or to any such Contract, each other Party hereto or thereto shall re-execute original forms thereof and deliver them to all other Parties. No Party hereto or to any such Contract shall raise the use of a facsimile machine or email to deliver a signature or the fact that any signature or Contract was transmitted or communicated through the use of facsimile machine or email as a defense to the formation of a Contract and each such Party forever waives any such defense. 8.13 Counterparts. This Agreement may be executed in multiple counterparts, any one of which need not contain the signature of more than one Party, but all such counterparts taken together shall constitute one and the same instrument. 8.14 Governing Law. All issues and questions concerning the construction, validity, interpretation and enforceability of this Agreement and the Exhibits and Schedules hereto shall be governed by, and construed in accordance with, the Commonwealth of Massachusetts, without giving effect to any choice of Law or conflict of Law rules or provisions (whether of the Commonwealth of Massachusetts or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the Commonwealth of Massachusetts. 8.15 Jurisdiction. (a) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the United States District Court in Middlesex County,

-26- Massachusetts (or if such court lacks subject matter jurisdiction, a federal or state court sitting in the Commonwealth of Massachusetts), and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any Transaction Document or the transactions relating hereto or thereto, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may (and any such claims, cross-claims or third party claims brought against Tecogen or any of its Affiliates or Related Parties may only) be heard and determined in such federal (to the extent permitted by Law) or Massachusetts state court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Nothing in this Agreement or in any Transaction Document shall affect any right that a Party may otherwise have to bring any action or proceeding relating to this Agreement against any other Party or their Affiliates or their properties in the courts of any jurisdiction. (b) Each of the Parties hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any Transaction Document in any court referred to in paragraph (a) of this Section. Each of the Parties hereby irrevocably waives, to the fullest extent permitted by Law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. (c) Each Party irrevocably consents to service of process in the manner provided for notices in Section 8.03. Nothing in this Agreement will affect the right of any Party to serve process in any other manner permitted by Law. 8.16 Remedies Cumulative. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a Party shall be deemed cumulative with, and not exclusive of, any other remedy conferred hereby, or by Law or equity upon such Party, and the exercise by a Party of any one remedy shall not preclude the exercise of any other remedy. 8.17 Specific Performance. Each of the Parties acknowledges that the rights of each Party to consummate the transactions contemplated hereby are unique and recognizes and affirms that in the event of a breach of this Agreement by any Party, money damages may be inadequate and the non-breaching Party may have no adequate remedy at Law. Accordingly, the Parties agree that prior to a valid termination of this Agreement in accordance with this Agreement, such non-breaching Party may have the right, in addition to any other rights and remedies existing in its favor at Law or in equity, to enforce its rights and the other Party’s obligations hereunder not only by an Action or Actions for damages but also by an Action or Actions for specific performance, injunctive and/or other equitable relief (without posting of bond or other security). Each of the Parties agrees that it shall not oppose the granting of an injunction, specific performance and other equitable relief when expressly available pursuant to the terms of this Agreement, and hereby waives (a) any defenses in any Action for an injunction, specific performance or other equitable relief, including the defense that the other Parties have an adequate remedy at Law or an award of specific performance is not an appropriate remedy for any reason at Law or equity; and (b) any requirement under Law to post a bond, undertaking or other security as a prerequisite to obtaining equitable relief. (Signature Page Follows)

[Signature Page to Agreement re Assignments of Certain Maintenance Agreements] IN WITNESS WHEREOF, the Parties have executed this Agreement on the day and year first above written. AEGIS ENERGY SERVICES LLC By: /s/ Robinson Kirby Name: Robinson Kirby Its: CEO TECOGEN INC. By: /s/Abinand Rangesh Name: Abinand Rangesh Its: CEO

-2- EXHIBIT A Form of Assignment Agreement The form of Assignment Agreement to be used for the assignment by Aegis, and the assumption by Tecogen, of Aegis’ rights and obligations under the Maintenance Agreements is attached.

-3- ASSIGNMENT AND ASSUMPTION AGREEMENT THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Assignment”) is entered into as of April 1, 2023 (the “Effective Date”), by and between Aegis Energy Services LLC, a Delaware limited liability company (“Assignor”), and Tecogen Inc., a Delaware corporation (“Assignee”). WHEREAS, Assignor and Assignee are parties to that certain Agreement Regarding Assignments of Certain Maintenance Agreement, the Purchase of Certain Assets and Related Matters, dated March 15, 2023 (the “Purchase Agreement”); WHEREAS, Assignor is a party to the Maintenance Agreements attached hereto as Exhibit A (the “Agreements”), and WHEREAS, Assignor desires to assign, transfer, and sell to Assignee all of its rights and obligations under the Maintenance Agreements with respect to the period beginning on the Effective Date (the “Assigned Interests”) and the Assignee desires to assume the rights and obligations of Assignor under the Maintenance Agreements arising on or after the Effective Date (the “Assumed Liabilities”). NOW THEREFORE, in consideration of the mutual covenants, terms, and conditions set forth in this Agreement, and for good and valuable consideration between Assignor and Assignee the receipt and sufficiency of which is hereby acknowledged, Assignor and Assignee agree as follows: 1. Assignment by Assignor to Assignee. Assignor hereby assigns and transfers to Assignee all of Assignor’s right title and interest in and to (i) the Assigned Interests with respect to the period beginning on the Effective Date; and (ii) all of the Assumed Liabilities. Conveyance of the Assigned Interests to Assignee does not require any consent of any other party and is an absolute transfer to Assignee, free and clear of all liens and restrictions. 2. Acceptance and Assumption by Assignee. Assignee hereby accepts the assignment of the Assigned Interests and the Assumed Liabilities, and agrees to be bound by all of the terms, covenants, and conditions of the Agreements, and hereby assumes all of the Assumed Liabilities. 3. Effective Date of Assignment and Indemnification. Assignor shall indemnify and hold Assignee and its directors, officers, employees, and agents harmless against any and all losses, costs, and expenses (including reasonable attorney’s fees) arising out of any obligations of Assignor relating to the Assigned Interests which arise prior to the Effective Date. 4. Further Assurances. Assignor shall promptly execute and deliver to Assignee any additional instrument or other document which Assignee reasonably requests to evidence or better effect the assignment contained herein, including obtaining any consents that may be necessary or desirable in Assignee’s reasonable discretion to better effect the assignment contemplated by this Assignment.

-4- 5. Successors and Assigns. This Assignment shall bind and inure to the benefit of the parties hereto and their respective successors and permitted assigns. 6. Governing Law. This Assignment and all other instruments relating to this Assignment shall be governed by and shall be construed according to the laws of the Commonwealth of Massachusetts without regard to conflict of laws rules that would result in the application of the law of a different jurisdiction. 7. Counterparts. This Assignment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original for all purposes, and all such counterparts shall together constitute but one and the same instrument. A signed copy of this Assignment delivered by facsimile or email shall be deemed to have the same legal effect as delivery of an original signed copy of this Assignment. 8. Amendments and Modifications. This Assignment may not be modified or amended in any manner other than by a written agreement signed by the party to be charged. IN WITNESS WHEREOF, the parties hereto have executed this Assignment as of the Effective Date. ASSIGNOR: AEGIS ENERGY SERVICES LLC By: ___________________________ Name: Title: AGREED AND ACCEPTED: ASSIGNEE: TECOGEN INC. By: _____________________ Name: Title:

-5- EXHIBIT A Maintenance Agreements The Maintenance Agreements are listed below, and complete copies have previously been delivered to Tecogen. 1. 2. 3.

-6- EXHIBIT B Transitional Services The transitional services to be provided by Aegis to Tecogen consist of the following: • Billing services • Training services • Technical equipment services • Technical maintenance services • Administrative services • Management services Among other things, the transitional services shall include the following: 1. Notification of customers regarding the assignment of Maintenance Agreements to Tecogen within thirty (30) days after the Closing Date. 2. Dispatch and supervision of former Aegis employees employed by Tecogen following the Closing as necessary to provide services pursuant to the Maintenance Agreements. 3. Technical training for Tecogen employees (and former Aegis employees employed by Tecogen following the Closing) regarding the provision of services pursuant to the Maintenance Agreements, including sharing of required documentation as well as information regarding particular equipment and customers subject to the Maintenance Agreements assumed by Tecogen. 4. Collection and sharing with Tecogen of information regarding usage from meters on equipment covered by Maintenance Agreements assumed by Tecogen. 5. Assistance in managing the collection of payments for services provided pursuant to Maintenance Agreements assumed by Tecogen. 6. Managing the process of modifying customer payments under Maintenance Agreements assumed by Tecogen to eliminate payments in advance for services provided pursuant to Maintenance Agreements.

EXHIBIT C

Post-Closing Consideration

The Post-Closing Consideration shall be payable in the amounts and with respect to the periods set forth below based on collections by Tecogen following the Closing pursuant to the Maintenance Agreements through the earlier of (i) the expiration or termination of the relevant Maintenance Agreement, or (ii) the seventh (7th) anniversary of the Closing Date. Tecogen shall exercise commercially reasonable efforts to collect amounts due from the customers under the Maintenance Agreements.

Tecogen shall pay to Aegis within forty-five (45) days following the end of each calendar quarter as described above an amount equal to the applicable percentage in the table below of the aggregate amount collected by Tecogen (or its representatives) for maintenance services provided by Tecogen pursuant to the Maintenance Agreements during the relevant quarter as set forth in the table below. During any short period from the Closing Date through the end of the first quarterly quarter, the amount payable hereunder shall be based on a pro-rateed portion of the applicable quarterly revenue threshold.

Year	2023		2024		2025		2026 and after	
Quarterly Revenue	<	≥	<	≥	<	≥	<	≥
	$738,537		$797,620		$821,548		$846,195	
Applicable %	5%	7%	5%	7%	7.5%	9%	10%	10%

Tecogen shall provide Aegis with relevant information and documentation relating to the run hours from the Closing Date through the relevant measurement date described above for the cogeneration equipment covered by the Maintenance Agreements, together with the related billing information and documentation and history of collections.

If a customer fails to pay the amounts due to Tecogen for services provided pursuant to a Maintenance Agreement within ninety (90) days of the date such amounts are due, Tecogen shall be permitted to offset such overdue amounts against the amounts payable to Aegis until such amounts are received by Tecogen.

Tecogen and Aegis will each notify the other if particular customers fail to pay the amounts due for services provided pursuant to a Maintenance Agreement, and following such consultation with Aegis, Tecogen shall have the right to (i) terminate services to customers with overdue unpaid invoices for services, and (ii) pursue collection of such unpaid invoices.

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